UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2008

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1321 Discovery Drive
Billings, Montana 59102
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (406) 373-8700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement
Item 9.01.  Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX
EX-10.1: AMENDED AND RESTATED SECONDARY MATERIALS PROCESSING AGREEMENT

Section 1—— Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On June 7, 2005, Stillwater Mining Company (“Stillwater”) entered into an Amended and Restated Secondary Materials Processing Agreement (the “Restated Agreement”) pursuant to which it amended the terms of the original Secondary Materials Processing Agreement, entered into on September 15, 2003, (the "Original Agreement,") with Power Mount Incorporated, ("Power Mount”). The Original Agreement was not material when entered into, however, in view of the growth in this area of Stillwater's business over the past few years, Stillwater now believes the contract should be filed as a material contract. The Restated Agreement sets forth that Power Mount will provide Stillwater with decanned beads and honeycombs from manufactured catalytic converter products. After acceptance of the secondary materials by Stillwater, on terms and conditions provided in the agreement, Stillwater will recycle the secondary materials to recover platinum group materials (platinum, palladium and rhodium.)

A copy of the Amended and Restated Secondary Materials Processing Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. As Stillwater is applying for confidential treatment from the Securities and Exchange Commission with respect to certain commercially sensitive terms contained in the Restated Agreement, such terms have been redacted from Exhibit 10.1 and have been replaced by the symbol “[ ** ].”

Section 9— Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transaction

None

(d)	Exhibits.

10.1	Amended and Restated Secondary Materials Processing Agreement, dated as of June 7, 2005, among Stillwater Mining Company and Power Mount Incorporated.*

_____________________

* Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain portions of Exhibit 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment has been requested has been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

By:	/s/ John. R. Stark
John R. Stark
Vice President

Date: December 8, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Secondary Processing Agreement, dated as of June 7, 2005, among Stillwater Mining Co., and Power Mount Incorporated.